J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Diversified Return Emerging Markets Equity ETF

JPMorgan Diversified Return U.S. Small Cap Equity ETF

(the “Funds”)

(series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated July 24, 2019

to the Summary Prospectuses dated March 1, 2019, as supplemented

At its June 11-12, 2019 meeting, the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) approved a new management agreement (the “Proposed Management Agreement”) for each of the Funds. The Proposed Management Agreement will require shareholder approval before it is implemented, as described below. If approved by shareholders of each Fund, the new agreement would result in the implementation of a single management fee (a “unitary fee”) in lieu of the fee structure currently in place for the Funds. In addition, if approved, this agreement would replace each Fund’s current investment advisory agreement, as well as its current administration and expense limitation agreements (the “Current Agreements”). This proposal will not result in an increase in a Fund’s current net expense ratio or change the level of services provided by J.P. Morgan Investment Management Inc. (“JPMIM”) under the current investment advisory and administration agreements.

Currently, each of the Funds is assessed an “advisory fee” by JPMIM and also pays “variable fees” to cover other Fund expenses. The variable fees change, as a percentage of Fund assets, based on actual Fund expenses and the level of Fund assets. The Proposed Management Agreement for each Fund includes a unitary fee, which is a set fee that does not change based on actual expenses (unless a Fund incurs one or more enumerated expenses). The unitary fee would be paid to JPMIM, which would then pay all other expenses of a Fund (except for certain enumerated expenses). If approved, JPMIM will receive a set fee that would not change based on actual expenses (other than certain enumerated expenses). This change is intended to benefit shareholders by eliminating the downside risk that Fund fees might increase during periods when Fund expenses increase or when Fund assets decline (making such expenses a larger percentage of Fund assets), particularly if current expense caps were changed or allowed to expire in the future. The Proposed Management Agreement will also simplify the fee structure of these Funds and bring these Funds in line with industry practice, potentially improving their marketability.

Shareholders of each Fund as of June 24, 2019, (the record date) will be asked to approve the Proposed Management Agreement (the “Proposal”) at a special meeting of shareholders that will take place on or about August 22, 2019. If you own shares of the Fund as of the record date for the special meeting of shareholders, you will receive (i) a proxy statement describing in detail the Proposal and (ii) a proxy card and instructions on how to submit your vote. If the Proposal is approved for a Fund by its shareholders, the Proposed Management Agreement will go into effect on November 1, 2019 or such later date as determined by the officers of the Trust (the “Effective Date”). If the Proposal is not approved by shareholders of a Fund, these changes will not take effect and the Current Agreements will remain in place for such Fund. Approval of the Proposed Management Agreement by a Fund is not contingent on approval by any other Fund; therefore, the unitary fee structure could be implemented for some Funds, but not by others.

SUP-ETF-UNIT-EMESCE-719

Changes to the Annual Fund Operating Expenses. If a Fund’s shareholders approve the Proposed Management Agreement, the Annual Fund Operating Expense table for that Fund will be replaced on the Effective Date with the following:

ANNUAL FUND OPERATING EXPENSES* (Expenses that you pay each a year as a percentage of the value of your investment)

	JPMorgan Diversified Return Emerging Markets Equity ETF	JPMorgan Diversified Return U.S. Small Cap Equity ETF
Management Fee	0.44%	0.29%

Other Expenses	0.00%	0.00%

Total Annual Fund Operating Expenses	0.44%	0.29%

*

Each Fund’s management agreement provides that the adviser will pay substantially all expenses of the Funds, except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of a Fund’s business. Each Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with that Fund’s securities lending program, if applicable.

The foregoing is not a solicitation of any proxy. If you own shares of the Fund as of the record date for the special meeting of shareholders, you will receive additional information regarding Proposal, including a proxy statement and a proxy card and instructions on how to submit your vote.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES FOR FUTURE REFERENCE

Summary Prospectus    March 1, 2019, as supplemented July 24, 2019
JPMorgan Diversified Return Emerging Markets Equity ETF
Ticker:    JPEM
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-844-457-6383 or by sending an e-mail request to jpm.xf@jpmorgan.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2019, as may be supplemented from time to time are incorporated by reference into this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan).
Alternatively, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary. Your election to receive paper reports will apply to all funds held within your account(s).

What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Emerging Markets Equity Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.44%
Other Expenses[1]	0.51
Total Annual Fund Operating Expenses	0.95
Fee Waivers and/or Expense Reimbursements[2]	(0.50)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.45
1	“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.45% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund's investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/22 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	46	144	370	1,021
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Emerging Markets Equity Index (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of equity securities from emerging markets selected to represent a diversified set of factor characteristics, as described below. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the FTSE Emerging Index, a broader FTSE index, which is comprised of large- and mid-cap equity securities from advanced and secondary emerging markets. Through diversification, the Underlying Index is designed to more evenly distribute risk across regions, super-sectors and individual securities. In the Underlying Index, weightings to regions and super-sectors are adjusted based on their historical volatility to attempt to balance risk across regions and super-sectors in the overall portfolio. The Underlying Index is diversified across certain countries in the following regions: Asia Pacific ex China; China; Europe, Middle East & Africa (EMEA); and Latin America; and across the following super-sectors: commodities, financials, consumer, defensives and industrials. The rules based proprietary multi-factor selection process utilizes the following characteristics: value, momentum and quality. The Underlying Index is designed so that each of the individual characteristics is given equal input in security selection. Over time, the factors will have varying degrees of influence on the performance of the Underlying Index. The Fund’s securities are large-and mid-cap equity securities of companies from emerging markets, including common stock, depositary receipts, preferred stock and real estate investment trusts (REITs). For purposes of investing at least 80% of its Assets in securities included in the Underlying Index, the Fund may invest in depositary receipts representing securities included in the Underlying Index. As of July 19, 2019, the market capitalizations of the companies in the Underlying Index ranged from $148 million to $281.64 billion.

UNDERLYING INDEX CHARACTERISTICS
Value — Targets equity securities with attractive prices relative to their region and/or super-sector peers based on fundamental characteristics of book yield, earnings yield, dividend yield and cash flow yield.
Momentum — A tendency that stocks that are rising in price tend to continue to rise, while those that are falling tend to continue to fall. Targets equity securities which have higher risk-adjusted returns relative to those of their region and/or super-sector peers over a twelve month period. The twelve month returns are divided by the twelve month volatility of the returns to get the risk-adjusted returns.
Quality — Targets equity securities with higher quality characteristics relative to their region and/or super-sector peers as measured by profitability, earnings quality and solvency/financial risk.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. The adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. Unlike many investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. “Replication” is a passive indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as the underlying index. However, under various circumstances, it may not be possible or practicable to purchase or hold all of, or only, the constituent securities in their respective weightings in the Underlying Index. In these circumstances, the Fund may utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. To the extent the Fund uses a representative sampling strategy, it would hold a significant number of the constituent securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Even when a Fund is utilizing representative sampling, it must invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced quarterly in accordance with the quarterly rebalancing of the Underlying Index.
The Fund may invest up to 20% of its assets in exchange-traded futures contracts to seek performance that corresponds to the Underlying Index, particularly in emerging markets where it is otherwise difficult to gain access.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.
The Fund’s Main Investment Risks

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries included in the Underlying Index or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
The risks associated with foreign securities are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for a Fund investing in foreign securities. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV) and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the performance of the Underlying Index may be adversely affected.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Cash Transactions Risk. Unlike certain ETFs, the Fund expects to generally effect its creations and redemptions partially for cash, rather than primarily for in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in kind.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Mid-Cap Company Risk. The Fund’s risks increase as it invests more heavily in mid-cap companies. Investments in mid-cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of the Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Industry and Sector Focus Risk. At times the Underlying Index and the Fund may increase the relative emphasis of investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Underlying Index and the Fund increase the relative emphasis of investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past three calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the JP Morgan Diversified Factor Emerging Markets Equity Index (net of foreign withholding taxes), FTSE Emerging Index (net of foreign withholding taxes) and MSCI Emerging Markets Index (net of foreign withholding taxes). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
YEAR-BY-YEAR RETURNS
Best Quarter	1st quarter, 2017	10.08%
Worst Quarter	2nd quarter, 2018	-9.58%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2018)
	Past 1 Year	Life of Fund (since 01/07/2015)
SHARES
Return Before Taxes	-10.55%	2.64%
Return After Taxes on Distributions	-11.06	2.19
Return After Taxes on Distributions and Sale of Fund Shares	-5.76	2.12
JP MORGAN DIVERSIFIED FACTOR EMERGING MARKETS EQUITY INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	-10.29	3.68
FTSE EMERGING INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	-13.35	2.67
MSCI EMERGING MARKETS INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	-14.58	3.05
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Yazann Romahi	2017	Managing Director
Joe Staines	2017	Vice President
Kartik Aiyar	2017	Associate
Purchase and Sale of Shares
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 100,000 Shares. The Fund generally issues and redeems Creation Units partially in cash and partially for a designated portfolio of securities that the Fund specifies each day. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV. Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPRO-EME-ETF-319-2